UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

ALLERGAN PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36867	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2016, Allergan plc (the “Company”) issued a press release reporting the financial results for the three months ended March 31, 2016. A copy of the press release reporting the financial results of the Company is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In its press release, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission), that exclude certain significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to and facilitates analysis by investors in evaluating the Company’s performance and trends. The determination of significant charges or credits may not be comparable to similar measures used by other companies and may vary from period to period. The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP net income, non-GAAP earnings per share, adjusted EBITDA, non-GAAP operating income, adjusted gross margin as a percentage of adjusted net revenues, adjusted SG&A as a percentage of adjusted net revenues, and adjusted R&D expense are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We define non-GAAP net income as consolidated net income / (loss) for such period adjusted for the following net of tax: (i) amortization expenses, (ii) global supply chain initiative, (iii) acquisition, integration and licensing, (iv) accretion on contingent liabilities, (v) impairment/asset sales and related costs, including the exclusion of discontinued operations, (vi) legal settlements and (vii) other unusual charges or expenses. We define adjusted EBITDA as an amount equal to consolidated net income / (loss) from continuing operations attributable to shareholders for such period adjusted for the following: (i) interest expense, (ii) interest income, (iii) (benefit) for income taxes, (iv) depreciation and amortization expenses, (v) stock-based compensation expense, (vi) asset impairment charges and losses / (gains) and expenses associated with the sale of assets, including the exclusion of discontinued operations, (vii) business restructuring charges associated with Allergan’s Global Supply Chain and Operational Excellence Initiatives or other restructurings of a similar nature, (viii) costs and charges associated with the acquisition of businesses and assets including, but not limited to, milestone payments, integration charges, other charges associated with the revaluation of assets or liabilities and charges associated with the revaluation of acquisition related contingent liabilities that are based in whole or in part on future estimated cash flows, (ix) litigation charges and settlements and (x) other unusual charges or expenses. We define non-GAAP operating income as adjusted EBITDA including depreciation and certain stock-based compensation charges.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

(a) Repurchase Plan

On May 10, 2016, the Company issued a press release announcing that the Company’s board of directors has authorized a new share repurchase program of up to $10 billion of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(b) Management Changes

In addition, the Company announced a streamlined Executive Team to lead the Company going forward.

The announcement consolidates some functional reporting lines under two new executive roles – Chief Commercial Officer and Chief Operating Officer - which will report to Brent Saunders, President and Chief Executive Officer. Effective immediately Bill Meury has been appointed Chief Commercial Officer and Robert Stewart has been appointed Chief Operating Officer. Bill Meury is currently the Executive Vice President and President, U.S. Brands and Robert Stewart is currently Executive Vice President and President of Global Generics and Operations.

The Chief Commercial Officer will have responsibility for driving continued growth of the Company’s global branded business. Bringing commercial together under a single global leader will enable a worldwide approach to the commercialization and launch of Allergan’s products. The new commercial structure will increase global focus, speed decision making, align resources and priorities with R&D, and ensure global brands are consistently developed to drive growth while preserving the ability to tailor messaging locally, maintaining relationships with customers in local markets and investing in geographic growth and expansion.

The Chief Operating Officer will oversee the Company’s global manufacturing operations, lead the Company’s Anda distribution business, ensuring harmonization of IT systems and process, and finishing previous integrations, including the divestiture of the global generics business to Teva.

Allergan remains focused on driving growth by building therapeutic area leadership in seven core therapeutic areas – Eye Care, Aesthetics & Medical Dermatology, CNS, Gastro-Intestinal, Women’s Health, Botox Therapeutic (Neurology & Urology) and Anti-Infectives. The Company will continue to use its drug development capabilities and its Open Science model to propel future growth in these therapy areas.

In addition to Bill Meury and Robert Stewart, the following executive officers will continue to report to Brent Saunders.

•	David Nicholson, Chief R&D Officer
•	Tessa Hilado, Chief Financial Officer
•	Bob Bailey, Chief Legal Officer
•	Karen Ling, Chief Human Resources Officer and
•	Alex Kelly, Chief Communications Officer.

The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits:

99.1	Press Release of Allergan plc entitled “Allergan Reports Strong First Quarter 2016 Continuing Operations Performance with 48% Increase in Net Revenue to $3.8 Billion and 15% Growth in Non-GAAP Diluted EPS to $3.04” dated May 10, 2016.

99.2	Press Release of Allergan plc entitled “Allergan Announces Board Authorization for Share Repurchase Program of Up to $10 Billion” dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2016	Allergan plc

	By:	/s/ Maria Teresa Hilado
Maria Teresa Hilado
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Allergan plc entitled “Allergan Reports Strong First Quarter 2016 Continuing Operations Performance with 48% Increase in Net Revenue to $3.8 Billion and 15% Growth in Non-GAAP Diluted EPS to $3.04” dated May 10, 2016.
99.2	Press Release of Allergan plc entitled “Allergan Announces Board Authorization for Share Repurchase Program of Up to $10 Billion” dated May 10, 2016.